UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-09445

Marketocracy Funds
(Exact name of registrant as specified in charter)

1200 Park Place, Suite 100, San Mateo, CA 94403
(Address of principal executive offices) (Zip code)

Kendrick W. Kam
1200 Park Place, Suite 100, San Mateo, CA 94403
(Name and address of agent for service)

1-888-884-8482
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2008

Item 1. Report to Stockholders.

Annual Report

MASTERS 100 FUND

June 30, 2008

Free 1-Year Offer From Marketocracy Data Services

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Updated monthly, this free report details the Fund’s investing trends, including:
•	Movements between sectors
•	Sector weightings versus the S&P 500 Index
•	Sector performance versus the S&P 500 Index

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MASTERS 100 FUND

Performance & Portfolio Discussion

Dear Shareholder:

We manage the Masters 100 Fund to be an alternative to a broad market index fund for the core equity portion of a portfolio. As such, the Fund seeks to consistently outperform the S&P 500 index after all fees, while maintaining a broadly diversified portfolio at all times. Our key strategy to accomplishing these goals is the identification, selection, and management of a research team composed of skilled investors.

Investment skill is rare. Perhaps, at one time, a degree from a top business school was considered a good proxy for investment skill. But, in our experience, investment skill is only weakly correlated to educational achievement. Examining investment track records is a far more effective method of identifying skilled investors than reviewing resumes and conducting interviews. However, very few people, even among the professionals, have their own track record.

In July of 2000, our affiliated website Marketocracy.com, invited all comers, whether professional money managers, analysts, or rank amateurs, to start their own individual investment track record by managing a model portfolio on that website. Using model portfolios makes it possible to objectively evaluate a large number of people, and when it comes to evaluating investment skill, it is more important that the trading decisions be made in real-time rather than that they be made with real money. The data gathered through this website enables us to do a better job of identifying skilled investors than if we had to rely on resumŽs and interviews alone.

Over 30,000 individuals now have model portfolio track records that are more than 5 years old. The database is very detailed, enabling us to drill down into each track record to analyze returns stock-by-stock, and even trade-by-trade. We have signed research contracts with about 500 that our analyses have determined to be the most skilled. This is the talent pool from which we select our research team, the m100.

When we select someone for the m100, we make it clear from the outset that ongoing membership on the team is based on performance. Even skilled investors go through periods of underperformance. When this occurs in the m100, we have a large talent pool from which to select a replacement and the flexibility to make the transition smoothly.

In the last twelve months, the tremendous losses stemming from the business of securitizing loans have fundamentally altered the market’s landscape of opportunities. At this point, it is clear that this business will not generate the same level of profits for any of the industry’s participants as it has for the last 5 years.

Consequently, in January we replaced m100 members whose model portfolio gains came primarily from the Financial sector. When someone’s track record shows gains in just one sector, we have learned that we cannot depend on that person to tell us when its time to get out of that sector. This decision is perhaps the biggest reason our Fund has outperformed the S&P 500 index in the past fiscal year.

The one thing we know for certain about the market is that it will change. The more the market changes, the bigger the advantage we believe our flexible team will have over other managed funds with a static team and index funds with a static list of holdings.

Annual Report - 1

The acid test of whether our investment approach is adding any value is whether it delivers a better return after all fees than an S&P 500 index fund. We ask ourselves two questions to determine if we are doing a good job. First, did we beat the S&P 500 index? Second, did we beat it by enough to make a difference for our shareholders?

As of June 30, 2008, the Masters 100 Fund has delivered an average annual return of 9.58% after all fees, since its inception on November 5, 2001. Over the same period, the S&P 500 Index had an average annual return of 4.14%. In short, we beat the market by an average of 5.44 percentage points per year for almost seven years! Shareholders who have been with us since we started are up 83.75% after all fees versus 30.95% for the S&P 500 index.

Returns assume reinvestment of dividends and distributions. Performance data quoted represents past performance. Past performance is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit: http://www.masters100fund.com/ or call 888-884-8482. The Fund’s total expense ratio was 2.02% (including 0.07% acquired fund fees and expenses) as of October 26, 2007.

Sincerely,

Ken Kam
Portfolio Manager
Marketocracy Masters 100 Fund

2 - Annual Report

MASTERS 100 FUND

Performance Summary

	CUMULATIVE RETURNS				AVG ANNUAL RETURNS
As of 6/30/08	1 YEAR	3 YEAR	5 YEAR	INCEPT[1]	1 YEAR	3 YEAR	5 YEAR	INCEPT[1]
MASTERS 100 FUND	-4.62%	41.91%	66.20%	83.75%	-4.62%	12.37%	10.70%	9.58%
MARKET INDICES
DJIA[2]	-13.27%	18.54%	41.55%	39.72%	-13.27%	5.83%	7.20%	5.16%
S&P 500[3]	-13.12%	13.81%	44.13%	30.95%	-13.12%	4.41%	7.58%	4.14%
NASDAQ[4]	-11.19%	14.15%	46.31%	33.30%	-11.19%	4.51%	7.90%	4.41%

1.	The inception date for the Masters 100 Fund was November 5, 2001.
2.	Dow Jones Industrial Average is a price-weighted average of 30 selected blue-chip stocks.
3.	Standard & Poors 500 Index is comprised of 500 selected common stocks, most of which are listed on the NYSE.
4.	NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

The above indices are unmanaged and cannot be invested in directly. Returns for the above indices and the Fund assume reinvestment of dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data quoted represents past performance. Past performance is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please call 1-888-884-8482 or visit: http://funds.marketocracy.com/mof/index.html. The Fund’s total expense ratio was 2.02% (including 0.07% acquired fund fees and expenses) as of October 26, 2007.

Principal risks associated with an investment in the Fund include Stock Selection risk, Small and Medium Companies risk, Foreign Investment risk, and Internet Reliance risk. The Fund can invest in small and medium sized companies, which are often more volatile and less liquid than larger, more established companies and therefore increase the volatility of the Fund’s portfolio. The strategies used by the Fund’s investment adviser in selecting Fund’s portfolio may not always be successful. The investments may decline in value or not increase in value when the stock market in general is  rising. Investments in foreign securities entail risks not present in domestic investments including, among others, risks related to political or economic instability, currency exchange, and taxation. Operation of Marketocracy.com’s website depends on the continued availability of the Internet, both short- and long-term. Significant failures of the Internet could lead to interruptions or delays in the Fund’s investment adviser’s ability to manage the Fund’s portfolio.

The m100 group, upon whose research the Masters 100 Fund’s portfolio manager relies in managing the Fund, is comprised of individuals who may be amateur investors, not investment professionals, and are not employees of the Fund or its adviser. Their track records are based on the performance of a simulated stock portfolio on the website www.marketocracy.com.

Marketocracy Funds advises investors to carefully consider the investment objectives, risks, and charges and expenses associated with the Fund prior to investing. The Fund’s prospectus contains this and other information about the Fund. To obtain a prospectus containing more complete information about the Fund, including fees and expenses, please call 1-888-884-8482, or visit: http://funds.marketocracy.com/mof/prospectus.html. Please read the prospectus carefully before investing.

Distributor: Rafferty Capital Markets, LLC

Date of first use:  August 29, 2008

Annual Report - 3

Fund Holdings* by Sector**

*	Portfolio holdings subject to change.
**	Percent of Total Net Assets.
***	Net of Cash and other assets in excess of liabilities.

Growth of $10,000

4 - Annual Report

MASTERS 100 FUND

Shareholder Expense Example (Unaudited)

As a shareholder of the Masters 100 Fund (the ÒFundÓ), you incur two types of costs: (1) transaction costs, which may include redemption fees, and (2) ongoing costs, including investment advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2008 to June 30, 2008).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.95% per the advisory agreement. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee.  Investment Retirement Accounts will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees and administration fees (which include fund accounting, custody and transfer agent costs).  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled ÒExpenses Paid During PeriodÓ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report - 5

Actual Returns vs. Hypothetical Returns
Six Months Ended June 30, 2008

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	January 1, 2008 to
	January 1, 2008	June 30, 2008	June 30, 2008
Actual	$1,000.00	$1,005.90	$9.73
Hypothetical (5% return per
year before expenses)	$1,000.00	$1,015.17	$9.77

*	Expenses are equal to the Fund’s annualized expense ratio of 1.95%; multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

6 - Annual Report

MASTERS 100 FUND

Financial Statements as of
June 30, 2008

•	Portfolio of Investments
•	Statement of Assets and Liabilities
•	Statement of Operations
•	Statements of Changes in Net Assets
•	Financial Highlights
•	Notes to the Financial Statements
•	Report of Independent Registered Public Accounting Firm
•	Trustees & Officers

Annual Report - 7

Portfolio of Investments
June 30, 2008

		Shares	Market Value
COMMON STOCKS - 89.6%			$31,464,781
(cost $28,573,454)
CONSUMER DISCRETIONARY - 4.1%			1,422,910
BYD	BOYD GAMING CORP.	3,700	46,472
BWS	BROWN SHOE CO., INC.	1,650	22,358
DDS	DILLARDS, INC.	29,500	341,315
FSCI	FISHER COMMUNICATIONS, INC.*	5,600	192,864
HMC	HONDA MOTOR LTD - ADR	700	23,821
JOEZ	JOE’S JEANS, INC.*	57,110	67,390
JCI	JOHNSON CONTROLS, INC	1,800	51,624
MW	MENS WEARHOUSE, INC	1,150	18,734
NKE	NIKE, INC.	1,500	89,415
SCVL	SHOE CARNIVAL, INC.*	2,400	28,296
SVLF	SILVERLEAF RESORTS, INC.*	22,500	50,625
TGT	TARGET CORP.	1,900	88,331
TRI	THOMSON REUTERS CORP.	6,100	196,359
TM	TOYOTA MOTOR CORP. - ADR	600	56,400
WATG	WONDER AUTO TECHNOLOGY, INC.*	8,200	57,646
XFML	XINHUA FINANCE MEDIA LTD - ADR*	39,000	91,260
CONSUMER STAPLES - 2.8%			977,954
MO	ALTRIA GROUP, INC.	4,600	94,576
ADY	AMERICAN DAIRY, INC.*	6,305	49,431
BJ	BJ’S WHOLESALE CLUB, INC.*	900	34,830
BG	BUNGE LTD.	600	64,614
DEG	ESTABLISHMENTS DELHAIZE FRERES - ADR	1,500	100,890
FDP	FRESH DEL MONTE PRODUCE, INC.*	1,600	37,712
NSRGY	NESTLE S A - ADR	1,916	217,069
PMWI	PHILIP MORRIS INTERNATIONAL, INC.	2,000	98,780
PPC	PILGRIMS PRIDE CORP.	1,100	14,289
PG	PROCTER & GAMBLE CO.	1,500	91,215
SDA	SADIA S A - ADR	6,400	136,576
SAFM	SANDERSON FARMS, INC.	1,100	37,972
ENERGY - 14.3%			5,031,562
APA	APACHE CORP	1,300	180,700
ATPG	ATP OIL & GAS CORP.*	1,400	55,258
KAZ	BMB MUNAI, INC.*	15,700	93,258
BZP	BPZ RESOURCES, INC.*	5,200	152,880
CFW	CANO PETROLEUM, INC*	500	3,970
CHK	CHESAPEAKE ENERGY CORP.	3,400	224,264
CXPO	CRIMSON EXPLORATION, INC.*	19,083	309,145
DO	DIAMOND OFFSHORE DRILLING, INC.	1,900	264,366
ECA	ENCANA CORP.	1,100	100,023
ESV	ENSCO INTERNATIONAL, INC.	4,000	322,960
FEEC	FAR EAST ENERGY CORP.*	2,800	1,932

The accompanying notes are an integral part of these financial statements.

8 - Annual Report

MASTERS 100 FUND

GW	GREY WOLF, INC.*	11,000	99,330
HNR	HARVEST NATURAL RESOURCES, INC.*	300	3,318
HGT	HUGOTON ROYALTY TRUST	69	2,553
KEG	KEY ENERGY SERVICES, INC.*	6,700	130,114
ME	MARINER ENERGY, INC.*	2,600	96,122
NE	NOBLE CORPORATION	4,900	318,304
OXY	OCCIDENTAL PETROLEUM CORP.	6,300	566,118
PCX	PATRIOT COAL CORP.*	240	36,790
PTEN	PATTERSON UTI ENERGY, INC.	7,600	273,904
BTU	PEABODY ENERGY CORP.	2,200	193,710
PGH	PENGROWTH ENERGY TRUST	6,700	134,737
PZE	PETROBRAS ENERGIA PARTICIPACIONES - ADR	6,700	80,400
PVX	PROVIDENT ENERGY TRUST	5,990	68,466
SFL	SHIP FINANCE INTERNATIONAL LTD	1,000	29,530
SNEN	SINOENERGY CORPORATION*	1,000	2,520
SPND	SPINDLETOP OIL & GAS CO.*	5,300	46,640
SU	SUNCOR ENERGY, INC.	200	11,624
SFY	SWIFT ENERGY CO.*	4,800	317,088
SYNM	SYNTROLEUM CORP.*	42,522	72,713
TELOZ	TEL OFFSHORE TRUST	90	2,402
TSO	TESORO CORP.	6,300	124,551
TVOC	TEXAS VANGUARD OIL*	4,200	53,760
VLO	VALERO ENERGY CORP	14,692	605,017
XTO	XTO ENERGY, INC.	775	53,095
FINANCIALS - 14.6%			5,121,371
TCHC	21ST CENTURY HOLDINGS CO.	5,300	43,301
PVD	ADMINISTRADA DE FONDOS
	DE PENSIONES PROVIDA - ADR	1,500	38,295
AIG	AMERICAN INTERNATIONAL GROUP, INC.	2,400	63,504
ACGL	ARCH CAPITAL GROUP, LTD.*	1,200	79,584
BAC	BANK OF AMERICA CORP.	34,900	833,063
CLMS	CALAMOS ASSET MANAGEMENT, INC.	2,000	34,060
CMO	CAPSTEAD MORTGAGE CORP.	51,800	562,030
C	CITIGROUP, INC.	200	3,352
CFC	COUNTRYWIDE FINANCIAL CORP.	31,100	132,175
CRMH	CRM HOLDINGS LTD*	13,580	45,629
DHIL	DIAMOND HILL INVESTMENT GROUP*	3,891	324,899
DRL	DORAL FINANCIAL CORP.	100	1,354
ENH	ENDURANCE SPECIALTY HOLDINGS LTD	4,700	144,713
FNF	FIDELITY NATIONAL FINANCIAL, INC.	900	11,340
FMD	FIRST MARBLEHEAD CORP.	11,800	30,326
BEN	FRANKLIN RESOURCES, INC.	2,400	219,960
IPCR	IPC HOLDINGS LTD	5,900	156,645
KFS	KINGSWAY FINANCIAL SERVICES, INC.	6,900	59,961
MIGP	MERCER INSURANCE GROUP, INC.	1,200	20,880
MTG	MGIC INVESTMENT CORP.	300	1,833
MRH	MONTPELIER RE HOLDINGS LTD	1,900	28,025
NAHC	NATIONAL ATLANTIC HOLDINGS CORP*	29,181	176,545
NYX	NYSE EURONEXT	1,300	65,858
PCAP	PATRIOT CAPITAL FUNDING, INC.	10,100	63,125
PNNT	PENNANTPARK INVESTMENT CORP.	61,700	444,857
PSEC	PROSPECT CAPITAL CORP.	13,800	181,884

The accompanying notes are an integral part of these financial statements.

Annual Report - 9

PRU	PRUDENTIAL FINANCIAL, INC.	1,300	77,662
RDN	RADIAN GROUP, INC.	6,100	8,845
RODM	RODMAN & RENSHAW CAPITAL GROUP, INC.*	23,500	43,240
SAFT	SAFETY INSURANCE GROUP, INC.	3,000	106,950
TRAD	TRADESTATION GROUP, INC.*	74,900	760,235
GROW	U.S. GLOBAL INVESTORS, INC.	21,135	354,011
WHI	W HOLDING CO.	3,800	3,230
HEALTH CARE - 17.5%			6,152,482
AVCA	ADVOCAT, INC.*	9,675	104,297
AMRND	AMARIN CORP. PLC - ADR	61,364	117,205
AVNR	AVANIR PHARMACEUTICALS*	48,300	48,300
BIIB	BIOGEN IDEC, INC.*	6,700	374,463
DEPO	DEPOMED, INC.*	205,325	659,093
ELN	ELAN CORP. PLC - ADR*	92,700	3,295,485
FVE	FIVE STAR QUALITY CARE, INC.*	3,400	16,082
FMS	FRESENIUS MEDICAL CARE AG & CO. - ADR	3,000	164,670
HNAB	HANA BIOSCIENCES, INC.*	56,429	40,640
HUM	HUMANA, INC.*	5,600	222,712
KG	KING PHARMACEUTICALS, INC.*	700	7,329
LGND	LIGAND PHARMACEUTICALS, INC.*	8,800	22,880
MOH	MOLINA HEALTHCARE, INC.*	3,000	73,020
MYL	MYLAN, INC.*	35,800	432,106
NVO	NOVO NORDISK A/S - ADR	8,700	574,200
INDUSTRIALS - 7.9%			2,759,919
ABIX	ABATIX CORP.*	47,427	246,620
CP	CANADIAN PACIFIC RAILWAY LTD	400	26,456
CRDN	CERADYNE, INC.*	400	13,720
CPHI	CHINA PHARMA HOLDINGS, INC.*	55,900	112,918
CSX	CSX CORP.	1,200	75,372
DRYS	DRYSHIPS, INC.	1,700	136,306
XJT	EXPRESSJET HOLDINGS, INC.*	242,800	133,540
RAIL	FREIGHTCAR AMERICA, INC.	3,300	117,150
PAC	GRUPO AEROPORTUARIO DEL PACI S.A.B. - ADR	2,000	58,740
ASR	GRUPO AEROPORTUARIO DEL SURESTE - ADR	5,500	283,250
GSH	GUANGSHEN RAILWAY CO. LTD. - ADR	18,300	410,103
HURC	HURCO COMPANIES, INC.*	3,700	114,293
KHD	KHD HUMBOLDT WEDAG INTERNATIONAL LTD*	3,900	122,967
KNL	KNOLL, INC.	6,500	78,975
MFW	M & F WORLDWIDE CORP.*	2,200	86,482
NSC	NORFOLK SOUTHERN CORP.	1,900	119,073
SXC	STANTEC, INC.*	404	10,419
SBLK	STAR BULK CARRIERS CORP.	22,200	261,738
UNP	UNION PACIFIC CORP.	2,400	181,200
UUU	UNIVERSAL SECURITY INSTRUMENTS, INC.*	7,318	41,347
VSEC	VSE CORP.	4,700	129,250
INFORMATION TECHNOLOGY - 15.0%			5,276,055
AEY	ADDVANTAGE TECHNOLOGIES GROUP, INC.*	2,600	7,956
AIXG	AIXTRON AKTIENGESELLSCHAFT - ADR	153	1,574
AAPL	APPLE, INC.*	6,000	1,004,640
CAJ	CANON, INC. - ADR	2,600	133,146

The accompanying notes are an integral part of these financial statements.

10 - Annual Report

MASTERS 100 FUND

IMOS	CHIPMOS TECHNOLOGIES BERMUDA, LTD.*	233,345	756,038
CRYP	CRYPTOLOGIC LTD	16,000	229,760
DELL	DELL, INC.*	7,400	161,912
FIS	FIDELITY NATIONAL INFORMATION SERVICES, INC.	444	16,388
GIGM	GIGAMEDIA LTD*	19,100	227,863
GSB	GLOBALSCAPE, INC.*	33,948	58,051
HIMX	HIMAX TECHNOLOGIES, INC. - ADR	37,000	189,440
MAIL	INCREDIMAIL LTD*	34,015	100,684
MA	MASTERCARD, INC.	4,900	1,301,048
MU	MICRON TECHNOLOGY, INC.*	84,800	508,800
MSFT	MICROSOFT CORP.	11,000	302,610
NT	NORTEL NETWORKS CORP.*	593	4,874
QXM	QIAO XING MOBILE COMMUNICATION CO. LTD *	28,300	139,519
TSL	TRINA SOLAR LTD - ADR*	4,300	131,752
MATERIALS - 12.0%			4,213,829
AKZOY	AKZO NOBEL - ADR	3,000	204,600
APFC	AMERICAN PACIFIC CORP.*	18,575	320,233
ARSD	ARABIAN AMERICAN DEVELOPMENT CO.*	51,300	294,462
AZC	AUGUSTA RESOURCE CORP.*	15,500	89,435
AZK	AURIZON MINES, LTD.*	58,500	287,235
BAYRY	BAYER - ADR	1,300	109,252
CX	CEMEX - ADR*	1,400	34,580
CGR	CLAUDE RESOURCES, INC.*	172,392	151,705
CLHRF	CORAL GOLD RESOURCES LTD*	27,500	19,827
DROOY	DRD GOLD LTD - ADR*	5,100	39,372
EGI	ENTREE GOLD, INC.*	69,985	135,771
GMO	GENERAL MOLY, INC.*	11,400	89,718
GG	GOLDCORP, INC.	5,200	240,084
GSS	GOLDEN STAR RESOURCES, LTD.*	29,100	78,279
GBN	GREAT BASIN GOLD LTD*	97,400	331,160
IFF	INTERNATIONAL FLAVORS & FRAGRANCES, INC.	3,000	117,180
KALU	KAISER ALUMINUM CORP.	200	10,706
RDSMY	KONINKLIJKE DSM N V - ADR	11,300	166,331
LUN CN	LUNDIN MINING CORP.*	4,100	24,887
MRB	METALLICA RESOURCES, INC.*	40,700	272,283
MFN	MINEFINDERS LTD*	8,800	91,520
MNEAF	MINERA ANDES, INC.*	147,500	185,157
NGD	NEW GOLD, INC.*	3,600	27,612
OMG	OM GROUP, INC.*	400	13,116
PKX	POSCO - ADR	1,500	194,670
SA	SEABRIDGE GOLD, INC.*	4,400	96,800
SUTR	SUTOR TECH GROUP LTD*	1,000	7,070
TGB	TASEKO MINES LTD*	63,000	322,560
TRA	TERRA INDUSTRIES, INC.	4,800	236,880
UXG	US GOLD CORP.*	9,200	21,344
TELECOMMUNICATION SERVICES - 0.7%			258,198
BTM	BRASIL TELECOM SA - ADR	2,000	63,900
TNE	TELE NORTE LESTE PARTICIPACOES - ADR	7,800	194,298
UTILITIES - 0.7%			250,501
APWR	A-POWER ENERGY GENERATION SYSTEMS LTD*	1,000	26,650

The accompanying notes are an integral part of these financial statements.

Annual Report - 11

CNP	CENTERPOINT ENERGY, INC.	2,200	35,310
ELEYY	ENDESA - ADR[1]	1,600	77,996
KEP	KOREA ELECTRIC POWER - ADR	4,500	65,385
SRE	SEMPRA ENERGY	800	45,160
INVESTMENT COMPANIES - 4.4%			1,544,285
(cost $1,841,138)
AINV	APOLLO INVESTMENT CO.	10,200	146,165
ARCC	ARES CAPITAL CORP.	12,100	121,968
KSK	CORTS TRUST FOR FORD DEBENTURES	12,300	147,600
GAIN	GLADSTONE INVESTMENT CORP	54,900	353,007
HYF	MANAGED HIGH YIELD PLUS FUND, INC.	73,700	239,525
TWM	PROSHARES TRUST ULTRA
	SHORT RUSSELL 2000 ETF	6,000	472,500
EMF	TEMPLETON EMERGING MARKETS FUND, INC.	3,200	63,520
CASH EQUIVALENTS - 5.3%			1,862,380
(cost $1,862,380)
HIGHMARK 100% U.S. TREASURY MONEY MARKET FUND		931,190	931,190
HIGHMARK DIVERSIFIED MONEY MARKET FUND		931,190	931,190

TOTAL INVESTMENT SECURITIES - 99.3%			34,871,446
(cost $32,276,972)

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.7%			255,234

NET ASSETS - 100.0%			$35,126,680

* Non-income producing security.
ADR – American Depository Receipt.
1  Security is fair valued (See Note 2).

The accompanying notes are an integral part of these financial statements.

12 - Annual Report

MASTERS 100 FUND

Statement of Assets and Liabilities
June 30, 2008

ASSETS
Investment securities:
At acquisition cost	$32,276,972
At market value (Note 2)	$34,871,446
Interest and dividends receivable	83,203
Receivable for portfolio investments sold	272,099
Receivable for capital shares sold	68,330
TOTAL ASSETS	35,295,078

LIABILITIES
Payable for portfolio investments purchased	104,427
Payable for capital shares redeemed	6,489
Accrued investment advisory fee	44,217
Accrued administrative fee	13,265
TOTAL LIABILITIES	168,398

NET ASSETS	$35,126,680

Net assets consist of:
Paid in capital	$33,036,069
Accumulated net investment loss	(171,916)
Accumulated net realized loss from security transactions	(331,930)
Net unrealized appreciation of investments and foreign currency	2,594,457
Net assets	$35,126,680

Shares of beneficial interest outstanding (unlimited
number of shares authorized, no par value)	2,590,995

Net asset value, offering price and redemption
price per share (Note 2)	$13.56

The accompanying notes are an integral part of these financial statements.

Annual Report - 13

Statement Of Operations
Year Ended June 30, 2008

INVESTMENT INCOME
Dividends (net of withholding tax $19,568)	$634,421
Interest	47,693
TOTAL INVESTMENT INCOME	682,114

EXPENSES
Investment advisory fees (Note 4)	562,861
Administrative fees (Note 4)	168,858
TOTAL EXPENSES	731,719

NET INVESTMENT INCOME LOSS	(49,605)

REALIZED AND UNREALIZED GAINS AND LOSSES
FROM INVESTMENTS AND FOREIGN CURRENCY
Net realized gain from investments and foreign currency	3,281,011
Capital gain distributions from regulated investment companies	283
Net change in unrealized appreciation
on investments and foreign currency	(5,470,487)

NET REALIZED AND UNREALIZED LOSS
FROM INVESTMENTS AND FOREIGN CURRENCY	(2,189,193)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(2,238,798)

The accompanying notes are an integral part of these financial statements.

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MASTERS 100 FUND

Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	6/30/08	6/30/07
FROM OPERATIONS:
Net investment loss	$(49,605)	$(274,889)
Net realized gain from investments and foreign currency	3,281,011	5,436,669
Capital gain distributions from
regulated investment companies	283	29,622
Net change in unrealized appreciation
on investments and foreign currency	(5,470,487)	3,399,267
Net increase (decrease) in net assets
resulting from operations	(2,238,798)	8,590,669

DISTRIBUTIONS TO SHAREHOLDERS:
From realized gains	(5,292,709)	—
Decrease in net assets
from distributions to shareholders	(5,292,709)	—

FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	3,773,438	4,860,169
Net asset value of shares issued to shareholders
in reinvestment of distributions	5,136,402	—
Payments of shares redeemed	(10,564,006)	(13,263,127)
Net decrease in net assets
from capital share transactions	(1,654,166)	(8,402,958)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,185,673)	187,711

NET ASSETS:
Beginning of year	44,312,353	44,124,642
End of year	$35,126,680	$44,312,353

Capital Share Activity
Shares sold	264,780	332,806
Shares issued in reinvestment
of distributions to shareholders	379,631	—
Shares redeemed	(739,317)	(921,376)
Net decrease in shares outstanding	(94,906)	(588,570)
Shares outstanding, beginning of year	2,685,901	3,274,471
Shares outstanding, end of year	2,590,995	2,685,901

The accompanying notes are an integral part of these financial statements.

Annual Report - 15

Financial Highlights
Selected Per Share Data and Ratios For a Share of Capital
Stock Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/08	6/30/07	6/30/06	6/30/05	6/30/04
Net asset value at
beginning of year	$16.50	$13.48	$11.09	$12.49	$11.05

Income from
Investment Operations:
Net investment
income (loss)	(0.02)	(0.10)	(0.07)	(0.03)	(0.13)
Net realized and unrealized
gain (loss) from investments
and foreign currency	(0.75)	3.12	2.46	(0.36)	2.47
Total from
investment operations	(0.77)	3.02	2.39	(0.39)	2.34

Less distributions from:
Realized gains	(2.17)	—	—	(1.01)	(0.90)
Total distributions	(2.17)	—	—	(1.01)	(0.90)

Net asset value at
end of year	$13.56	$16.50	$13.48	$11.09	$12.49

Total Return	(4.62)%	22.40%	21.55%	(3.14)%	20.92%

Net assets at
end of year (millions)	$35.1	$44.3	$44.1	$41.3	$79.0

Ratio of expenses
to average net assets:	1.95%	1.95%	1.95%	1.95%	1.95%
Ratio of net investment loss
to average net assets:	(0.13)%	(0.64)%	(0.57)%	(0.20)%	(1.26)%
Portfolio turnover rate	116%	134%	156%	647%	504%

The accompanying notes are an integral part of these financial statements.

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MASTERS 100 FUND

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2008

1. Organization

The Marketocracy Masters 100 Fund (the "Fund") is a series of Marketocracy Funds (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").  The Trust was organized as a Delaware statutory trust on July 14, 1999.  The Fund commenced operations on November 5, 2001.

The objective of the fund is capital appreciation.  In seeking capital appreciation, the Fund invests primarily in common stocks of U.S. and foreign companies of any size, seeking to outperform the Standard & Poors Composite Stock Price Index (the "S&P 500 Index").

2. Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

Investment Valuation
Portfolio securities are valued as follows:

(1)
securities that are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the most recent bid price,

(2)
securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued,

(3)	securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and

(4)
securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

In general, the Fund "fair values" securities (or other assets) when the Fund’s sub-administrator, administrator or investment adviser do not receive market quotations for those securities (or other assets) or, in some limited cases, receive market quotations for the securities or other assets that they do not believe are reliable or correct.  Circumstances that might give rise to the Fund fair valuing a security include trading halts, de-listing of the security, early closing or failure of the opening of the primary exchange on which the security primarily trades, and corporate actions, e.g., stock splits, tender offers, reorganizations or exchanges.  With respect to the Fund’s investments in one or more open-end management investment companies registered under the 1940 Act, the Fund’s net asset value is calculated based in part upon the net asset values of such investment companies.  The prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Annual Report - 17

Despite diligence and good faith, the fair valuing of the Fund’s portfolio securities could lead to values, which in hindsight and with information not available when fair valuing, that are not entirely accurate.  However, the Fund’s portfolio tends to be extremely and broadly diversified.  At June 30, 2008, the Fund held securities of 194 different issuers in all 10 sectors represented by the S&P 500 Index. Thus, erroneous fair values of one or even several are less likely to materially affect the Fund’s net asset value than if the Fund were less diversified.  In addition, virtually all of the Fund’s portfolio securities trade principally on U.S. securities exchanges. Thus, fair valuing presents fewer risks for the Fund than those faced by mutual funds holding securities traded on foreign exchanges.  In addition, the Fund’s historical rate of required fair valuing during its operations to date has been relatively modest. Nevertheless, the Fund regularly reviews the appropriateness and accuracy of the method it uses in valuing its portfolio securities to determine if it should make any necessary change adjustments.  As of June 30, 2008 the Fund held a fair valued security with a market value of $77,996 or 0.2% of total net assets of the Fund.

The net asset value per share of the Fund will fluctuate with the value of the securities it holds.

NOTE: If the Fund has portfolio securities that are primarily listed on foreign exchanges and trade on weekends or other days when the Fund does not price its shares, please note that the net asset value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Share Valuation
The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated expenses), by the total number of shares outstanding of the Fund, rounded to the nearest cent.  The offering and redemption price per share of the Fund is equal to the net asset value per share.

Distributions to Shareholders
Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.  Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Federal Income Taxes
The Fund has elected to be taxed as "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

18 - Annual Report

MASTERS 100 FUND

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  At June 30, 2008, the Fund has estimated capital loss carryforwards of $828,100 which expires in 2010.  The carryforward loss was generated in connection with the reorganization of Marketocracy Medical Specialists Fund into the Fund and is limited to approximately $414,050 each year through 2010.

Security Transactions and Investment Income
Investment and shareholder transactions are recorded on the trade date.  The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Reclassifications are made within the net asset accounts for amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes.

Reclassification of Capital Accounts
The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant’s Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies.  For the year ended June 30, 2008, the Fund decreased paid-in-capital by $23, increased accumulated gains/losses by $129,546 and decreased accumulated net investment loss by $129,523.

Guarantees and Indemnifications
In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

New Accounting Pronouncements
Effective December 31, 2007, the Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes."  FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns.  These positions must meet a "more likely than not" standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination.  In evaluating whether a tax position has met the recognition threshold, the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.  Tax positions deemed to meet the "more-likely-than-not" threshold are recorded as a tax expense in the current year.

FIN 48 requires the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions.  Open tax years are those that are open for exam by taxing authorities.  Major jurisdictions for the Fund include Federal and the state of Delaware.  As of June 30, 2008, open Federal and Delaware tax years include the tax years ended June 30, 2005 through June 30, 2008.  The Fund has no examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Fund’s financial position or results of operations.  There is no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions taken or expected to be taken on the tax return for the fiscal year-end June 30, 2008.  The Fund is also not aware of any

Annual Report - 19

tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.  SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  The Fund believes adoption of SFAS 157 will have no material impact on its financial statements.

In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161") was issued and is effective for fiscal years beginning after November 15, 2008.  SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.  Management is currently evaluating the implications of SFAS 161.  The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

3. Investment Transactions

The Fund’s aggregate purchases and sales of securities (excluding short-term investments) for the fiscal year ended June 30, 2008 are summarized below:

Purchases	$41,739,699
Sales	$48,786,986

There were no purchases or sales of long-term U.S. Government securities.

4. Investment Advisory and Administration Agreements

Advisory Fees – The investment adviser for the Fund is Marketocracy Capital Management LLC ("MCM" or the "Adviser").  The Fund’s investments are managed by the Adviser pursuant to the terms of the Investment Advisory and Management Agreement (the "Advisory Agreement").  Under the Advisory Agreement, the Adviser regularly provides the Fund with investment research, advice, management and supervision and furnishes a continuous investment program for the Fund’s portfolio, subject to the supervision of the Trust’s Board of Trustees.  The Adviser is responsible for (1) the compensation of any of the Trust’s Trustees, officers and employees who are "interested persons" of the Trust, (2) compensation of the Adviser’s personnel and payment of other expenses in connection with the provision of portfolio management services under the Advisory Agreements, and (3) expenses of printing and distributing the Fund’s Prospectus and sales and advertising materials to prospective investors.

For the services provided by the Adviser under the Advisory Agreement, the Adviser receives management fees from the Fund, computed and accrued daily and paid monthly, equal to 1.50% per annum of the Fund’s average daily net assets.  Under the Advisory Agreement, the Fund’s investment adviser has contractually agreed that the Fund’s total annual operating expenses (exclusive of certain items, including acquired fund fees and expenses) will be 1.95% of the Fund’s average daily net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion and 1.80% of such assets in excess of $1 billion.  This

20 - Annual Report

MASTERS 100 FUND

arrangement will continue as long as the Trust’s Board of Trustees annually reviews and renews the Advisory Agreement.  For the year ended June 30, 2008, the Fund incurred $562,861 in advisory fees.

Administration Fees – The Trust has entered into a separate contract with MCM wherein MCM is responsible for providing administrative and supervisory services to the Fund (the "Administration Agreement").  Under the Administration Agreement, MCM oversees the maintenance of all books and records with respect to the Fund’s securities transactions and the Fund’s book of accounts in accordance with all applicable federal and state laws and regulations.  MCM also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records and other records, which are to be maintained pursuant to the 1940 Act.

Under the Administration Agreement, MCM is responsible for the equipment, staff, office space and facilities necessary to perform its obligations thereunder.  MCM has also assumed responsibility for payment of all of the Fund’s operating expenses except for brokerage, commission and other investment-related expenses and any extraordinary and nonrecurring expenses.

For the services rendered by MCM under the Administration Agreement, MCM receives a fee at the annual rate of 0.45% of the respective Fund’s average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion and 0.30% of such assets in excess of $1 billion, (excluding certain expenses of holding or carrying the Fund’s securities).  For the year ended June 30, 2008, the Fund incurred administration fees of $168,858.

MCM has retained U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") to serve as the Fund’s transfer agent, dividend paying agent and shareholder service agent, to provide accounting and pricing services to the Fund, and to assist MCM in providing executive, administrative and regulatory services to the Fund.  MCM (not the Fund) pays U.S. Bancorp’s fees for these services.

5. Distributions to Shareholders

On December 13, 2007, a capital gain distribution of $2.17 per share was declared for the Fund.  The distribution was paid to shareholders of record on December 12, 2007.  There were no distributions to shareholders for the fiscal year ended June 30, 2007.

The tax character of the distributions paid for the fiscal years ended June 30, 2008 and June 30, 2007 were as follows:

	June 30, 2008	June 30, 2007
Distributions paid from:
Ordinary income	$2,086,426	—
Long-term capital gain	3,206,283	—
	$5,292,709	—

Distribution classification may differ from the statement of changes in net assets as a result of the treatment of short term capital gains as ordinary income for tax purposes.

Annual Report - 21

At June 30, 2008, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

Masters 100 Fund
Unrealized appreciation	$7,558,111
Unrealized depreciation	(5,403,620)
Net unrealized appreciation on investments	$2,154,491

At June 30, 2008 the cost of investments for federal income tax purposes was $32,716,955.

At June 30, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$—
Capital loss carryforward (Note 2)	(828,100)
Accumulated gains on investments	767,429
Other gains and losses	(3,192)
Unrealized appreciation on
investments and foreign currency	2,154,474
$2,090,611

The difference between book and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on passive foreign investment companies and return of capital distributions and income adjustments recognized for tax purposes on real estate investment trusts, energy trusts and royalty trusts.

22 - Annual Report

MASTERS 100 FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Marketocracy Funds and
Shareholders of Masters 100 Fund

We have audited the accompanying statement of assets and liabilities of Masters 100 Fund (the "Fund"), a series of Marketocracy Funds, including the portfolio of investments, as of June 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the custodian and brokers.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Masters 100 Fund as of June 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 25, 2008

Annual Report - 23

Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees.  Information pertaining to the Trustees and officers of the Fund is set forth below.  The Trust’s Statement of Additional Information includes additional information about the Fund’s Trustees and officers and is available, without charge, upon request by calling 1-888-884-8482.

Independent Trustees

Name and Address	Age	Position, Term, and Length of Time Served
Ashley E. Boren	47	Trustee since August 2004
1200 Park Place, Suite 100
San Mateo, CA 94403

Arthur L. Roth	83	Trustee, Chairman of Board since 1999
1200 Park Place, Suite 100
San Mateo, CA 94403

Thomas M. Shannon	55	Trustee since January 2008
1200 Park Place, Suite 100
San Mateo, CA 94403

Interested Trustees and Officers

Name and Address	Age	Position, Term, and Length of Time Served
Kendrick W. Kam	48	Trustee, President and Treasurer since
1200 Park Place, Suite 100		December 1999
San Mateo, CA 94403

John Hadermayer	30	Secretary since May 2008
615 East Michigan Street
Milwaukee, WI 53202

24 - Annual Report

MASTERS 100 FUND

Independent Trustees

	Number of portfolios
Principal Occupation during the Past Five Years	overseen by Trustee	Other Trusteeship/ Directorship held by Trustee
Executive Director, Sustainable	1	Robert and Patricia Switzer
Conservation, a non-profit		Foundation (2002 - Present)
environmental organization
(1997 - Present)

Retired; Director and CEO of a division	1	None
of Levi Strauss & Co., a clothing
manufacturer (1949 to 1973);
CEO, PharmChem Laboratories,
a national drug testing firm
(1981 to 1987)

President, Enshallah Inc., a real estate	1	None
development and brokerage firm
(1996 - Present)

Interested Trustees and Officers
	Number of portfolios
Principal Occupation during the Past Five Years	overseen by Trustee	Other Trusteeship/ Directorship held by Trustee
President, Marketocracy, Inc.	1	None
(1999-present), President and
Vice President, Marketocracy
Capital Management LLC (2000
to present), Ingenuity Capital
Management LLC (July 1999 to 2004)

Compliance Officer, U.S.	N/A	N/A
Bancorp Fund Services, LLC
(2006 – Present)

Annual Report - 25

Privacy Policy

Marketocracy Funds

Marketocracy Funds recognizes and respects your privacy expectations.  We are providing our privacy policy to you as notice of the kinds of information we collect about you and the circumstances in which that information may be disclosed.

We collect the following nonpublic personal information about you:

•
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions, and to the Funds’ investment advisers and their affiliates.  Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

From time to time, we may also share your personal or financial information with another company that may have financial products or services of interest to you.  We recognize that not all shareholders appreciate receiving information from other companies about products or services that may interest them.  You may instruct Marketocracy Funds not to share your information with other companies for this purpose.

To request that your information not be shared (an Opt Out Request), please call us toll-free at 888-884-8482, or send a written request, including your name, address and social security number to:

Marketocracy Funds
c/o US Bancorp Funds Services LLC
P.O. Box 701
Milwaukee, WI 53201-0701

In the event that you hold shares of the Fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

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MASTERS 100 FUND

This Page Is Intentionally Blank

Annual Report - 27

Availability of Quarterly Portfolio Schedule

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q for fiscal quarters.  Once filed, the Fund’s Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1-888-884-8482.  You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Proxy Voting

Information regarding how the Fund voted proxies relating to portfolio securities of the Fund during the most recent 12-month period ended June 30 is available annually, by calling 1-888-884-8482.  Furthermore, you can obtain the information on the Securities and Exchange Commission’s website at http://www.sec.gov.

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities of the Fund are available in the Statement of Additional Information ("SAI") on the Fund’s website at http://funds.marketocracy.com and on the Securities and Exchange Commission’s website at http://www.sec.gov.

28 - Annual Report

MASTERS 100 FUND

Investment Adviser/Administrator
Marketocracy Capital Management LLC
1200 Park Place, Suite 100
San Mateo, CA 94403

Transfer Agent/Sub-Administrator
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
(Toll-Free) 1-888-884-8482

Distributor
Rafferty Capital Markets, LLC
59 Hilton Avenue, Suite 101
Garden City, NY  11530

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

This report and the financial statements contained in it are provided for the general information of the shareholders of Marketocracy Funds.  To obtain a prospectus containing more complete information about Marketocracy Funds, including fees and expenses, please call us at 1-888-884-8482, or visit funds.marketocracy.com.

Please read it carefully before you invest or send money.

Investment Act No. 811-09445

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.  The registrant’s portfolio consists primarily of liquid securities traded on domestic exchanges or in the over-the-counter market.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2008	FYE 6/30/2007
Audit Fees	$18,000	$16,000
Audit-Related Fees	-	-
Tax Fees	$4,000	$3,500
All Other Fees	-	-

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2008	FYE 6/30/2007
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2008	FYE 6/30/2007
Registrant	-	-
Registrant’s Investment Adviser	-	-

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

 (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

 (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Marketocracy Funds

By (Signature and Title)*    /s/Kendrick W. Kam
Kendrick W. Kam, President & Treasurer

Date  September 4, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/Kendrick W. Kam
Kendrick W. Kam, President & Treasurer

Date  September 4, 2008

* Print the name and title of each signing officer under his or her signature.